UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2011
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

500 W. Illinois, Suite 100
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 27, 2011, Basic Energy Services, Inc. (“Basic”) entered into an underwriting agreement (the “Underwriting Agreement”) dated July 27, 2011, among Basic, the selling stockholders named in Schedule II thereto (the “Selling Stockholders”) and Goldman, Sachs & Co., Jefferies & Company, Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the sale (the “Offering”) by the Selling Stockholders to the Underwriters of an aggregate of 5,000,000 shares of Basic’s common stock, par value $0.01 per share (the “Common Stock”). Pursuant to the Underwriting Agreement, the Selling Stockholders granted an option to the Underwriters for a period of 30 days to purchase up to an additional 750,000 shares of Common Stock to cover over-allotments, if any. On August 1, 2011, the Underwriters exercised their option to purchase the additional 750,000 shares of Common Stock in full.
     The material terms of the Offering are described in the prospectus, dated July 27, 2011 (the “Prospectus”), filed by Basic with the Securities and Exchange Commission (the “SEC”) on July 28, 2011 pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the SEC pursuant to an effective registration statement on Form S-3 (File No. 333-175767) filed by Basic under the Securities Act with the SEC on July 25, 2011.
     In the Underwriting Agreement, Basic and the Selling Stockholders each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The Offering closed on August 2, 2011. Basic did not receive any proceeds from the Offering and the number of outstanding shares of Basic’s Common Stock remained unchanged as a result of the Offering.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits
1.1	Underwriting Agreement dated July 27, 2011, among Basic, the selling stockholders named in Schedule II thereto and Goldman, Sachs & Co., Jefferies & Company, Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: August 2, 2011	By:	/s/ Alan Krenek
		Name:	Alan Krenek
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated July 27, 2011, among Basic, the selling stockholders named in Schedule II thereto and Goldman, Sachs & Co., Jefferies & Company, Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein.

4